UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): March 6, 2002



                                 INDIGINET, INC.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Florida                             0-32333                       65-0972865
----------------            ------------------------         -------------------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


74-478 Highway 111, #372, Palm Desert, CA                          92260
----------------------------------------------                   ----------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (760) 423-0282

Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------

     On January 1, 2002, InDigiNet, Inc. (the "Company") entered into a Stock Purchase Agreement with Fox Telecommunications, Inc., a Colorado corporation, as previously reported on Form 8-K filed with the Securities and Exchange Commission on March 18, 2002. This Form 8-K/A is being filed for the purpose of providing the required financial information.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     Item 7(a). Financial statements of business acquired.

     The following financial statements of Fox Telecommunications, Inc. set forth below are being filed herewith: (1) Report of Independent Auditors; (2) Balance Sheet, (3) Statements of Operations; (4) Statement of Stockholder's (Deficit), (5) Statements of Cash Flows, and (6) Notes to the Financial Statements.


                          INDEX TO FINANCIAL STATEMENTS

                          Fox Telecommunications, Inc.


Report of Independent Auditors...........................................   3

Balance Sheet............................................................   4

Statements of Operations.................................................   5

Statement of Stockholder's (Deficit).....................................   6

Statements of Cash Flows.................................................   7

Notes to Financial Statements............................................ 8 - 12

                        STARK WINTER SCHENKEIN & CO., LLP



                         REPORT OF INDEPENDENT AUDITORS



Shareholder
Fox Telecommunications, Inc.

We have audited the accompanying balance sheet of Fox Telecommunications, Inc. as of December 31, 2001, and the related statements of operations, stockholder's (deficit), and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fox Telecommunications, Inc. as of December 31, 2001, and the results of its operations, and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado
May 1, 2002

                          Fox Telecommunications, Inc.
                                  Balance Sheet
                                December 31, 2001


                                     ASSETS


CURRENT ASSETS
      Cash                                                            $  46,879
      Accounts receivable                                               138,703
                                                                      ---------
                 Total current assets                                   185,582
                                                                      ---------

PROPERTY AND EQUIPMENT, net                                              35,820
                                                                      ---------

                                                                      $ 221,402
                                                                      =========


                     LIABILITIES AND STOCKHOLDER'S (DEFICIT)

CURRENT LIABILITIES
      Bank overdraft                                                  $  15,419
      Accounts payable and accrued expenses                              13,535
      Notes payable, current                                            154,367
                                                                      ---------
                 Total current liabilities                              183,321
                                                                      ---------

NOTES PAYABLE, LONG-TERM                                                177,544
                                                                      ---------

STOCKHOLDER'S (DEFICIT)
      Common stock, no par value, 100,000 shares
           authorized 20,000 issued and outstanding                       2,000
      Accumulated (deficit)                                            (141,463)
                                                                      ---------
                                                                       (139,463)
                                                                      ---------

                                                                      $ 221,402
                                                                      =========




The notes to the financial statements are an integral part of these statements.



                              Fox Telecommunications, Inc.
                            Statements of Operations


                                                                For the years ended December 31,
                                                                   2001                  2000
                                                                -----------           ----------
REVENUES
     Service revenue                                            $  784,392            $1,047,081
     Product revenue                                               301,031             1,136,647
                                                                ----------            ----------
                                                                 1,085,423             2,183,728
                                                                ----------            ----------

COST OF PRODUCT                                                    231,562               874,344
                                                                ----------            ----------
GROSS PROFIT                                                       853,861             1,309,384
                                                                ----------            ----------

OPERATING EXPENSES
     General and administrative expenses                           729,556               909,721
     Depreciation expense                                           12,857                11,021
                                                                ----------            ----------
                                                                   742,413               920,742
                                                                ----------            ----------

NET INCOME FROM OPERATIONS                                         111,448               388,642

OTHER INCOME (EXPENSE)
     Interest income                                                   566                 1,056
     Interest expense                                              (30,169)              (27,990)
     Write off of agency agreement                                       -               (22,552)
                                                                ----------            ----------

NET INCOME                                                      $   81,845            $  339,156
                                                                ==========            ==========
PER SHARE INFORMATION (BASIC AND DILUTED):

WEIGHTED AVERAGE SHARES OUTSTANDING                                 20,000                20,000
                                                                ==========            ==========

NET INCOME PER COMMON SHARE                                     $     4.09            $    16.96
                                                                ==========            ==========


      The notes to the financial statements are an integral part of these statements.



                                Fox Telecommunications, Inc.
                            Statement of Stockholder's (Deficit)
                       For the Years Ended December 31, 2001 and 2000


                                           Common Stock
                                      ----------------------      Accumulated
                                       Shares       Amount         (Deficit)       Total
                                      --------     ---------      -----------    ----------
Balance at December 31, 1999            20,000      $ 2,000       $ (348,995)    $ (346,995)

  Distributions to stockholder               -            -          (91,566)       (91,566)

  Net income                                 -            -          339,156        339,156
                                        ------      -------       ----------     ----------

Balance at December 31, 2000            20,000        2,000         (101,405)       (99,405)

  Distributions to stockholder               -            -         (121,903)      (121,903)

  Net income                                 -            -           81,845         81,845
                                        ------      -------       ----------     ----------

Balance at December 31, 2001            20,000      $ 2,000       $ (141,463)    $ (139,463)
                                        ======      =======       ==========     ==========


      The notes to the financial statements are an integral part of these statements.



                                Fox Telecommunications, Inc.
                                  Statements of Cash Flows


                                                                          For the years ended December 31,
                                                                             2001                  2000
                                                                          ----------             ---------
OPERATING ACTIVITIES
          Net income                                                      $  81,845              $ 339,156
          Adjustments to reconcile net income to net cash
             provided by operating activities:
          Write off of agency agreement                                           -                 22,552
          Write off of employee advances                                          -                 14,498
          Depreciation expense                                               12,857                 11,022
          Changes in:
              Accounts receivable                                             2,903                (75,502)
              Employee advances                                                   -                 (9,033)
              Bank overdraft                                                 15,419                      -
              Accounts payable and accrued expenses                         (89,669)              (198,582)
              Accounts payable - related party                               21,630                  7,866
                                                                          ---------              ---------
                  Net cash provided by operating activities                  44,985                111,977
                                                                          ---------              ---------

INVESTING ACTIVITIES
          Purchase of property and equipment                                      -                (45,251)
                                                                          ---------              ---------
                  Net cash (used in) investing activities                         -                (45,251)
                                                                          ---------              ---------

FINANCING ACTIVITIES
     Distributions to stockholder                                          (121,903)               (91,566)
     Payments made on notes payable                                         (36,091)               (86,345)
     Proceeds from notes payable                                            100,000                160,429
                                                                          ---------              ---------
                  Net cash (used in) financing activities                   (57,994)               (17,482)
                                                                          ---------              ---------

NET INCREASE (DECREASE) IN CASH                                             (13,009)                49,244

CASH AT BEGINNING OF YEAR                                                    59,888                 10,644
                                                                          ---------              ---------

CASH AT END OF YEAR                                                       $  46,879              $  59,888
                                                                          =========              =========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Cash for paid for:
          Interest                                                        $  28,457              $  27,990
                                                                          =========              =========
          Income taxes                                                    $       -              $       -
                                                                          =========              =========

NONCASH INVESTING AND FINANCING ACTIVITIES:

Assumption of bank loan for a related party                               $ 115,657              $       -
                                                                          =========              =========



           The notes to the financial statements are an integral part of these statements.


                          Fox Telecommunications, Inc.
                          Notes to Financial Statements
                                December 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Fox Telecommunications, Inc. ("the Company") was formed on November 6, 1995 in Colorado to provide telephone system integration, implementation and service.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

CASH AND CASH EQUIVALENTS

For the purpose of the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Revenue recognition

Product revenue is recognized when both title and risk of loss transfers to the customer. The majority of product is directly shipped to customers from the manufacturers. The cost of the product and the costs associated with shipping and handling is included in cost of sales.

Service revenue is recognized as the services are performed.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents (bank overdraft), accounts receivable, accounts payable and accrued expenses, and notes payable. Fair values were assumed to approximate carrying values because they are short term in nature or their carrying amounts approximate fair values.

DEPRECIATION

Property and equipment is recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets between five and seven years.

INCOME TAXES

The Company has elected to be treated as a subchapter S Corporation for income tax purposes. The stockholder reports net income or loss on his individual tax return. Thus, there is no provision for income taxes recorded in the financial statements.

                          Fox Telecommunications, Inc.
                          Notes to Financial Statements
                                December 31, 2001


ADVERTISING

The Company expenses all costs of advertising as incurred. Advertising costs included in general and administrative expenses aggregated $11,287 and $1,296 in years ended December 31, 2001 and 2000, respectively.

SEGMENT INFORMATION

The Company follows Statement of Financial Accounting Standard (SFAS) 131, "Disclosure about Segments of an Enterprise and Related Information". Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in one business segment and will evaluate additional segment disclosure requirements as it expands operations.

NET INCOME PER COMMON SHARE

The Company follows SFAS 128, "Earnings Per Share". Basic earnings (loss) per common share calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During the periods when they are anti-dilutive, common stock equivalents, if any, are not considered in the computation.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company periodically reviews the carrying amount of property, plant and equipment and its identifiable intangible assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceeds their fair value. Considerable management judgment is necessary to estimate the fair value of assets and accordingly, actual results could vary significantly from such estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell. As of December 31, 2001 there were no such impairments.

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board (FASB) issued SFAS 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for the year beginning January 1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142. The Company does not believe the adoption of these standards will have a material impact on its financial statements.

In July 2001, the FASB issued SFAS 143, Accounting for Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This Statement is effective for financial statements issued for fiscal years

                          Fox Telecommunications, Inc.
                          Notes to Financial Statements
                                December 31, 2001


beginning after June 15, 2002. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

      Vehicles                                       $ 38,200
      Equipment                                        23,379
      Furniture and fixtures                            7,694
                                                     --------
                                                       69,273
      Less accumulated depreciation                   (33,453)
                                                     --------
                                                     $ 35,820

NOTE 3 - NOTES PAYABLE

Notes payable is comprised of the following:

     Promissory note,  bearing interest at 8.3%,  monthly principal and interest payments of $2,569,  secured by substantially all Company assets,  maturing
     in June 2006                                                                           $ 116,639

     Promissory note, bearing interest at 10.5%, principal and interest payments of $2,494,  personally guaranteed by the President of the Company, maturing
     in February 2006                                                                         100,368

     Promissory  note with an available limit of $100,000,  bearing  interest at the prime rate plus 3%, interest payable monthly, unsecured
     (unused balance $476 at December 31, 2001)                                                99,524

     Promissory note, bearing interest at 5.9%,  principal and interest payments
     of $1,090, secured by vehicle, maturing in March 2003                                     15,380
                                                                                            ---------
                                                                                              331,911
                Less current maturities                                                      (154,367)
                                                                                            ---------
                                                                                            $ 177,544
                                                                                            =========


                          Fox Telecommunications, Inc.
                          Notes to Financial Statements
                                December 31, 2001


Maturities of long-term debt at December 31, 2001 are as follows:

                   2002                     $154,367
                   2003                       49,385
                   2004                       51,030
                   2005                       56,021
                   2006                       21,108
                                            --------
                                            $331,911


NOTE 4 - RELATED PARTY TRANSACTIONS

The sole shareholder of the Company is also the sole shareholder of QTS, Inc., a provider of telecommunication products and services. During 1999, the Company assumed the operations of QTS in exchange for a working capital advance. During 2001 the Company assumed a promissory note in the amount of $115,657.

NOTE 5 - MAJOR CUSTOMERS

For the year ended December 31, 2001 the Company generated 57% of its revenue from two customers. As of December 31, 2001, the Company's receivables from these customers were $79,254.

NOTE 6 - AGENCY AGREEMENT

During 1996, the Company entered into an agreement to be a preferential provider of services to an equipment manufacturer's customers. The manufacturer cancelled the program and the net book value of the agreement of $22,522 was written off during the year ended December 31, 2000.

NOTE 7 - LEASES

The Company entered into an agreement in 1999 to lease office space under an operating lease expiring July 31, 2004. The lease calls for monthly payments of $1,938 until July 2001 with a 5% increase every year, thereafter. The lease was terminated in February 2001.

The Company entered into an additional operating lease in August 1999, leasing office space, which expires July 31, 2004. Minimum annual future rent payments related to the operating lease are as follows:

                           Year
                           ----
                           2002               $26,521
                           2003                27,848
                           2004                16,708
                                              -------
                                              $71,077
                                              =======

Rent expense for all operating lease with initial terms in excess of one year for the years ended December 31, 2001 and 2000 was $27,293 and $48,000, respectively.

                          Fox Telecommunications, Inc.
                          Notes to Financial Statements
                                December 31, 2001


NOTE 8 - SUBSEQUENT EVENTS

Effective January 1, 2002, the Company entered into a Stock Purchase Agreement (the "Agreement") with InDigiNet, Inc. ("InDigiNet") whereby InDigiNet acquired all of the issued and outstanding shares of stock of the Company in a transaction valued at $250,000. The $250,000 is comprised of:

o        $100,000 paid upon execution of the agreement
o        Promissory note as amended of $125,000 due July 19, 2002
o        250,000 shares of InDigiNet common stock valued at $25,000

     ITEM 7(c). EXHIBITS.

     Exhibit 2 - Stock Purchase Agreement, dated as of January 1, 2002, by and between InDigiNet, Inc. and Fox Telecommunications, Inc. (incorporated by reference to the Company's Current Report on Form 8-K, which was filed on March 18, 2002).

     Exhibit 99- Management Services Agreement between InDigiNet,Inc., dated as of January 1, 2002, by and between InDigiNet, Inc. and Fox Telecommunicatuions, Inc. (incorporated by reference to the Company's Current Report on Form 8-K, which was filed on March 18, 2002).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDIGINET, INC.


Date:  May 6, 2002                      By: /s/ Clint Wilson
                                           -------------------------------------
                                           Name:  Clint Wilson
                                           Title: President